UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2024

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-24435	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Class A common stock, par value $0.001 per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 5, 2024, MicroStrategy Brasil Ltda. (“MicroStrategy Brasil”), a wholly owned subsidiary of MicroStrategy Incorporated, issued a statement regarding a leniency agreement it signed on July 4, 2024 with Brazil’s Federal Comptroller General (“CGU”) and Federal General Attorney’s Office (“AGU”). The statement noted, among other things, that the leniency agreement resulted from MicroStrategy Brasil’s cooperation with the CGU and AGU. This cooperation started when MicroStrategy Brasil voluntarily disclosed in 2018 to the CGU and AGU information that arose out of an internal review initiated in 2018 finding that it failed or likely failed to comply with Brazilian procurement regulations in the sale of business intelligence products and services to Brazilian government clients between 2014 and 2018.

As a result of the leniency agreement, MicroStrategy Brasil (i) agreed to pay approximately BRL 6.16 million (or USD 1.1 million), (ii) agreed to certain undertakings regarding its compliance program, and (iii) has been granted immunity from debarment and other sanctions. The Company previously established a USD 1.2 million reserve as reflected in its financial statements in respect of these matters. In addition, the CGU will dismiss its pending administrative action against MicroStrategy Brasil over alleged procurement violations. That administrative action was initiated by the CGU’s enforcement division after MicroStrategy Brasil had voluntarily disclosed information to, and begun cooperating with, the CGU’s leniency division. MicroStrategy Incorporated does not expect the leniency agreement to adversely impact MicroStrategy Brasil’s operations, and MicroStrategy Brasil continues to conduct its business in the ordinary course. A copy of MicroStrategy Brasil’s statement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Statement of MicroStrategy Brasil Ltda., dated July 5, 2024, regarding a leniency agreement signed on July 4, 2024 with Brazil’s Federal Comptroller General and Federal General Attorney’s Office.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2024	MicroStrategy Incorporated (Registrant)

	By:	/s/ W. Ming Shao
	Name:	W. Ming Shao
	Title:	Senior Executive Vice President & General Counsel